Dreyfus California Intermediate

      Municipal Bond Fund


      ANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                            Dreyfus California Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus California Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the markets' short-term gyrations found that the markets moved faster than they could.

Indeed, the tax-exempt bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the 12-month period ended March 31, 2002, the fund achieved a total return of 3.46%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's current benchmark index, and the Lehman Brothers 10-Year Municipal Bond Index, the fund' s previous benchmark index, achieved total returns of 3.52% and 3.48%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper California Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.08% .(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

Early in the reporting period, the fund benefited from falling interest rates in a slowing economy. However, market weakness late in the reporting period offset some of those gains. The fund produced higher returns than its Lipper category, primarily because of our conservative investment approach and avoidance of credit problems in a weak economy.

What is the fund's investment approach?

The fund' s goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from California issuers. We also manage the fund in an effort to achieve a competitive total return.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average effective duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the portfolio's average effective duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average effective duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and California economies had already slowed considerably. Weak economic conditions were further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed" ) attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years. As interest rates and bond yields declined, intermediate-term municipal bond prices generally rose.

The California economy has been affected by several factors. The cost of last year's energy crisis coupled with a larger than anticipated decline in state and local tax revenues as a result of a slowing economy have produced a budget deficit in excess of $20 billion. The need for bond issuance to close the gap and repay the loans for energy costs will put pressure on the California market over the next six months.

During much of the reporting period, when interest rates were falling, the yield curve was very steep out through 10 years and the value was in the extension to the longer end of the intermediate curve. In November 2001, as rates reached their lowest levels, we took a more conservative approach in light of the low interest-rate environment and the initial signs of an economic recovery

This change proved beneficial in the first quarter of 2002, when the market declined as the economic recovery gained strength and many investors anticipated a potential move by the Fed toward higher short-

term interest rates. In addition, because of our conservative security selection strategy, the fund avoided the credit problems that plagued certain market sectors, such as airlines and other corporate bonds.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing high quality, income-oriented bonds selling at a modest premium to their face values. These "cushion bonds" are more resistant to market declines than current coupon issues in the event that inflationary pressures emerge or the supply of new securities outpaces investor demand. We have also attempted to further diversify the fund through investments in bonds issued by providers of essential services such as water facilities, and local government entities such as school districts.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California Intermediate Municipal Bond Fund with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/02



                                                           Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         4/20/92            3.46%              5.26%             5.85%


((+))  SOURCE: LEHMAN BROTHERS


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND ON 4/20/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 4/30/92 ARE USED AS THE BEGINNING VALUES ON 4/20/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN 7-YEAR INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE LEHMAN 7-YEAR INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN 10-YEAR INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.




THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN 7-YEAR INDEX AND THE LEHMAN 10-YEAR INDEX ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR INDEX, CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002

STATEMENT OF INVESTMENTS


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.4%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--78.8%

ABAG Finance Authority, COP
  (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000                3,524,185

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2016 (Insured; MBIA)                                                          3,000,000                3,054,240

Alameda County, COP
   5.375%, 12/1/2012 (Insured; MBIA)                                                          2,000,000                2,153,080

Alta Loma School District

   Zero Coupon, 8/1/2015 (Insured; FGIC)                                                      1,000,000                  497,310

Anaheim Public Financing Authority, Revenue

   (Electric System Generation)
   5.25%, 10/1/17 (Insured; FSA)                                                              1,840,000                1,890,103

California:

   5.50%, 3/1/2017                                                                            5,990,000                6,183,657

   Veterans 5.35%, 12/1/2016                                                                  2,000,000                1,992,800

California Department of Water Resources,
   Water Revenue (West Central Valley)
   5.50%, 12/1/2015                                                                           1,500,000                1,592,925

California Health Facilities Financing Authority,
   Revenue:

      (Casa De Las Campanasl) 5%, 8/1/2006                                                    1,985,000                2,053,443

      (Downey Community Hospital) 5.625%, 5/15/2008                                           4,450,000                4,486,446

      (Pomona Valley Hospital)
         5.375%, 7/1/2009 (Insured; MBIA)                                                     3,240,000                3,478,561

      (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                      1,130,000                1,182,477

California Housing Finance Agency, Revenue:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,160,000                1,220,007

   (Single Family Mortgage):

      5.80%, 8/1/2003                                                                           565,000                  585,476

      5.95%, 8/1/2014 (Insured; MBIA)                                                         3,000,000                3,135,210

California Pollution Control Financing Authority, PCR

   (Southern California Edison Company) 7%, 3/1/2005                                          5,000,000                4,999,750

California Public Works Board, LR (Secretary of State)
   6.10%, 12/1/2004 (Insured; AMBAC)                                                          4,100,000                4,446,491

California Statewide Community Development Authority:

  Apartment Development Revenue

    (Irvine Apartment Communities):

         5.05%, 5/15/2008                                                                     2,000,000                2,011,400

         5.10%, 5/15/2010                                                                     2,000,000                2,019,100

   COP, Revenue:

      (Huntington Memorial Hospital) 5.50%, 7/1/2010                                          4,000,000                4,252,240

      MFHR (Equity Residential) 5.20%, 6/15/2009                                              2,000,000                2,046,300


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California State University Fresno Association
   Incorporated, Revenue, (Senior--Auxiliary
   Organization Event Center) 5%, 7/1/2012                                                    1,000,000                  979,900

Carson Redevelopment Agency
   (Area No. 1--Tax Allocation)

   5.50%, 10/1/2013 (Insured; MBIA)                                                           1,000,000                1,090,470

East Bay Municipal Utility District,
   Water System Revenue:

      5.20%, 6/1/2008 (Insured; MBIA)                                                         2,000,000                2,074,520

      5.25%, 6/1/2015 (Insured; MBIA)                                                         2,000,000                2,074,280

Escondido Joint Powers Financing Authority, LR

   (California Center for the Arts)
   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000                3,679,837

Foothill, Eastern Transportation Corridor Agency

  Toll Road Revenue:

      5.125%, 1/15/2019 (Insured; MBIA)                                                       2,000,000                1,993,160

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                4,814,947

      0/7.05%, 1/1/2010                                                                       2,500,000  (a)           2,486,975

      0/7.15%, 1/1/2013 (Prerefunded 1/1/2010)                                                2,000,000  (a,b)         2,026,120

Livermore--Amador Valley Water Management Agency
   Sewer Revenue 5.25%, 8/1/2014 (Insured; AMBAC)                                             3,200,000                3,350,112

Los Angeles City, Revenue (Harbor Department)

   6%, 8/1/2014                                                                               6,500,000                7,077,265

Los Angeles County Metropolitan

  Transportation Authority, Sales Tax Revenue

   5%, 7/1/2017 (Insured; FGIC)                                                               1,450,000                1,447,593

Los Angeles Community College District:

   5.50%, 8/1/2015 (Insured; MBIA)                                                            2,000,000                2,122,040

   5.50%, 8/1/2016 (Insured; MBIA)                                                            1,845,000                1,944,741

Los Angeles Department of Water & Power,
   Electric Plant Revenue:

      5.70%, 9/1/2011 (Insured; FGIC)
         (Prerefunded 9/1/2003)                                                                 305,000  (b)             324,840

      5.70%, 9/1/2011 (Insured; FGIC)                                                         2,905,000                3,080,694

      5.70%, 9/1/2011 (Insured; FGIC)                                                           290,000                  309,961

Metropolitan Water District of Southern California,
   Waterworks Revenue 5.25%, 3/1/2015                                                         3,000,000                3,123,510

Midpeninsula Regional Open Space District
   Financing Authority, Revenue

   Zero Coupon, 9/1/2015 (Insured; AMBAC)                                                     2,825,000                1,400,607

Modesto Irrigation District, COP

   (Capital Improvements) 5.25%, 7/1/2016 (Insured; FSA)                                      2,370,000                2,451,196

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Novato Unified School District,

  (San Jose Unified School District):

      5.25%, 8/1/2016 (Insured; FGIC)                                                         1,100,000                1,139,457

      5.25%, 8/1/2017 (Insured; FGIC)                                                         1,245,000                1,278,416

Orange County Local Transportation Authority,

  Sales Tax Revenue

   5%, 2/15/2011 (Insured; AMBAC)                                                             1,000,000                1,050,040

Orange County, COP 5.70%, 7/1/2010 (Insured; MBIA)                                            4,000,000                4,329,840

Orange County Public Financing Authority,

  Waste Management Systems Revenue

   5.25%, 12/1/2004 (Insured; AMBAC)                                                          4,280,000                4,508,338

Port Oakland, Revenue:

   Port 6.10%, 11/1/2003 (Insured; MBIA)                                                      1,245,000                1,293,630

   Special Facilities (Mitsui O.S.K. Lines, Ltd.)

      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                         1,000,000                1,028,340

Rancho Water District 5.50%, 8/1/2008                                                         1,670,000                1,810,447

Riverside Unified School District Election

   5.25%, 2/1/2016 (Insured; FGIC)                                                            1,380,000                1,431,336

Sacramento County, Special Tax

  (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000                1,154,259

      5.40%, 12/1/2009                                                                        1,230,000                1,275,793

Sacramento County Sanitation District Financing
   Authority, Revenue 5.50%, 12/1/2014                                                        4,000,000                4,283,160

Sacramento Municipal Utilities District, Electric Revenue

   9.645%, 11/15/2015                                                                         2,000,000  (c,d)         2,165,000

San Diego Housing Authority, MFHR

   (Island Village Apartments) 5.10%, 7/1/2012                                                1,215,000                1,217,016

San Diego County, COP (Burnham Institute)

   5.70%, 9/1/2011                                                                              800,000                  827,120

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,402,340

      (Special Facilities Lease--SFO Fuel)

         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000                2,711,165

San Francisco City and County Public Utilities Commission,

  Commission Water Revenue

   5%, 11/1/2016 (Insured; FSA)                                                               2,000,000                2,014,300

San Mateo Redevelopment Agency (Tax Allocation)

   5.10%, 8/1/2014                                                                            1,835,000                1,854,578


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Santa Ana Housing Authority, MFHR

   (Cornerstone Village Apartments)
   5%, 8/15/2012                                                                              1,000,000                  990,370

Santa Clara Unified School District

   5.50%, 7/1/2016                                                                            1,870,000                1,971,784

South Placer Wastewater Authority, Wastewater Revenue

   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,000,000                1,062,340

Southern California Rapid Transit District, Revenue

  (Special Benefit Assessment District)

   5.75%, 9/1/2005 (Insured; AMBAC)                                                           6,750,000                7,301,273

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000                2,673,225

U.S. RELATED--16.6%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            1,000,000                1,041,560

   5.75%, 7/1/2014                                                                            3,000,000                3,108,360

Guam, LOR (Infrastructure Improvement)
   5.25%, 11/1/2009 (Insured; AMBAC)                                                          1,210,000                1,294,059

Guam, LOR (Section 30) 5.50%, 12/1/2010 (Insured; FSA)                                        3,000,000                3,263,850

Puerto Rico Commonwealth, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,405,013

   5%, 7/1/2005                                                                                 230,000                  242,885

   5%, 7/1/2005                                                                               2,270,000                2,369,948

   5.75%, 7/1/2008 (Insured; MBIA)                                                            2,000,000                2,194,840

   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,177,760

   5.25%, 7/1/2014 (Insured; FSA)                                                             2,000,000                2,127,380

Puerto Rico Public Building Authority, Government
   Facility Revenue, 5.50%, 7/1/2016                                                          1,500,000                1,578,045

Puerto Rico Electric Power Authority,
   Power Revenue 5.75%, 7/1/2016
   (Insured FSA) (Prerefunded 7/1/2010)                                                       2,000,000  (b)           2,233,680

Puerto Rico Highway and Transportation Authority,
   Highway Revenue 6.25%, 7/1/2016 (Insured; FSA)                                             3,000,000                3,480,660

Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
   Authority, Industrial Revenue
   (Guaynabo Warehouse)

   4.35%, 7/1/2006                                                                            1,170,000                1,175,125

Puerto Rico Municipal Finance Agency

   5.50%, 7/1/2017 (Insured; FSA)                                                             1,000,000                1,042,080

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Virgin Islands Public Finance Authority, Revenue:

   5.625%, 10/1/2010                                                                          2,000,000                2,056,320

   5.875%, 10/1/2018                                                                          1,000,000                  978,820

Virgin Islands Water and Power Authority, Electric Systems

   5.125%, 7/1/2011                                                                           1,000,000                1,020,160

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $182,774,527)                                                                                               188,222,081
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.0%
------------------------------------------------------------------------------------------------------------------------------------

California Health Facility Financing Authority,
   Revenue, VRDN (Sutter Health)
   (Insured; AMBAC) 1.30%                                                                     1,300,000  (e)           1,300,000

California Housing Finance Agency,

  Multi-Family Housing Revenue, VRDN

   1.30%                                                                                      1,000,000  (e)           1,000,000

Newport Beach Revenue, VRDN

   (Hoag Memorial Hospital) 1.35%                                                             2,200,000  (e)           2,200,000

Orange County, Sanitation District, COP,VRDN

   1.35%                                                                                      1,500,000  (e)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,000,000)                                                                                                   6,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $188,774,527)                                                              98.4%             194,222,081

CASH AND RECEIVABLES (NET)                                                                          1.6%               3,116,910

NET ASSETS                                                                                        100.0%             197,338,991



Summary of Abbreviations

AMBAC                American Municipal Bond
                           Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                           Company

FSA                  Financial Security Assurance

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                           Insurance Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              61.3

AA                               Aa                              AA                                               15.6

A                                A                               A                                                 7.3

BBB                              Baa                             BBB                                               8.0

BB                               Ba                              BB                                                2.6

F1+,F-1                          MIG1, VMG1 & P1                 SP1, A1                                           2.8

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     2.4

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(D)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2002, THIS
     SECURITY AMOUNTED TO $2,165,000 OR 1.1% OF NET ASSETS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           188,774,527   194,222,081

Cash                                                                    824,485

Interest receivable                                                   2,319,916

Receivable for shares of Beneficial Interest subscribed                  23,832

Prepaid expenses                                                          6,235

                                                                    197,396,549
--------------------------------------------------------------------------------

LIABILITIES ($):

DUE TO THE DREYFUS CORPORATION AND AFFILIATES                            57,558
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      197,338,991
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     192,810,703

Accumulated undistributed investment income--net                        104,805

Accumulated net realized gain (loss) on investments                  (1,024,071)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       5,447,554
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      197,338,991
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 14,219,582

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.88

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,339,083

EXPENSES:

Management fee--Note 3(a)                                            1,140,397

Shareholder servicing costs--Note 3(b)                                 187,955

Professional fees                                                       37,823

Custodian fees                                                          21,613

Prospectus and shareholders' reports                                    20,939

Trustees' fees and expenses--Note 3(c)                                  14,202

Registration fees                                                       12,270

Loan commitment fees--Note 2                                             2,713

Miscellaneous                                                           14,805

TOTAL EXPENSES                                                       1,452,717

INVESTMENT INCOME--NET                                               7,886,366
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,427,475

Net unrealized appreciation (depreciation) on investments           (3,053,274)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,625,799)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,260,567

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2002              2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,886,366         7,544,835

Net realized gain (loss) on investments         1,427,475           570,591

Net unrealized appreciation
   (depreciation) on investments               (3,053,274)        6,802,551

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    6,260,567        14,917,977
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,818,099)       (7,524,354)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  45,999,961        25,814,909

Dividends reinvested                            5,709,462         5,470,452

Cost of shares redeemed                       (32,505,997)      (33,692,364)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       19,203,426        (2,407,003)

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,645,894         4,986,620
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           179,693,097       174,706,477

END OF PERIOD                                 197,338,991       179,693,097

Undistributed investment income--net              104,805            20,481
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,269,677         1,896,838

Shares issued for dividends reinvested            407,082           400,746

Shares redeemed                                (2,320,162)       (2,477,081)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,356,597          (179,497)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Year Ended March 31,
                                                            ------------------------------------------------------------------------

                                                                 2002(a)          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            13.97            13.40           13.99          13.82         13.27

Investment Operations:

Investment income--net                                            .58(b)           .58             .58            .58           .59

Net realized and unrealized

   gain (loss) on investments                                    (.09)             .57            (.59)           .17           .55

Total from Investment Operations                                  .49             1.15            (.01)           .75          1.14

Distributions:

Dividends from investment income--net                            (.58)            (.58)          (.58)           (.58)         (.59)

Net asset value, end of period                                  13.88            13.97          13.40           13.99         13.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.46             8.79            .02            5.55          8.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .76              .76            .79             .80           .79

Ratio of net investment income

   to average net assets                                         4.15             4.28           4.32            4.19          4.35

Decrease reflected in above expense

  ratios due to undertakings by

   The Dreyfus Corporation                                         --              .00(c)         .00(c)          .02           .01

Portfolio Turnover Rate                                         21.04            31.35          19.38           26.29         44.77
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         197,339          179,693        174,706         202,436       202,997

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.14% TO 4.15%. PER SHARE DATA AND RATIOS/ SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and California state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,665 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At March 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $109,218, accumulated capital losses $1,012,061 and unrealized appreciation $5,447,554.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $291,442 of the carryover expires in fiscal 2004 and $720,619 expires in fiscal 2005.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, were as follows: tax exempt income $7,818,099 and $7,524,354 respectively.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $97,137 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $52,991 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2002, redemption fees charged and retained by the fund amounted to $6,013.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $48,381,943 and $38,351,334, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $5,447,554, consisting of $6,067,180 gross unrealized appreciation and $619,626 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5-Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $16,057 increase in accumulated undistributed investment income-net and a corresponding $16,057 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on March 31, 2001.

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $21,206, increase net unrealized appreciation (depreciation) by $6,685, and decrease net realized gains (losses) by $27,891. The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus California Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 8, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2002 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (65)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Diane Dunst (62)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Rosalind Gersten Jacobs (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Jay I. Meltzer (73)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Clinical Professor of Medicine at Columbia University and College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Daniel Rose (71)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Director and Vice Chairman of Baltic-American Enterprise Fund

* President of Harlem Educational Activities Fund

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Warren B. Rudman (71)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Serves as a director of Collins & Aikman Corporation, Chubb Corporation, Allied Waste Corporation, Boston Scientific and the Raytheon Company

* Serves as a member of the Senior Advisory Board of the Kennedy School of Government

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (73)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 82 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREG GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 60 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus California Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  902AR0302